Supplement Dated May 17, 2017
To The Prospectus Dated April 24, 2017

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective April 24, 2017, in the section entitled, "Summary Overview of Each Fund" for the JNL/DFA U.S. Core Equity Fund under "Portfolio Management," please delete the Portfolio Managers table in its entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Joseph H. Chi, CFA	2012	Senior Portfolio Manager and Vice President, Dimensional Fund Advisors LP
Jed S. Fogdall	2012	Senior Portfolio Manager and Vice President, Dimensional Fund Advisors LP
Lukas J. Smart	April 2017	Senior Portfolio Manager and Vice President, Dimensional Fund Advisors LP

Effective May 1, 2017, in the section entitled, "Summary Overview of Each Fund" for the JNL/Franklin Templeton Income Fund under "Portfolio Management," please delete the Portfolio Managers table in its entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Edward D. Perks, CFA	2006	Chief Investment Officer, Multi-Asset Solutions – Franklin Advisers, Inc.
Matt Quinlan	2009	Vice President – Franklin Advisers, Inc.

Effective May 1, 2017, in the section entitled, "Additional Information About the Funds," under "The Sub-Advisers and Portfolio Management," for the JNL/Franklin Templeton Income Fund, please delete the first bulleted paragraph in its entirety and replace with the following:

•
Edward D. Perks, CFA (Chief Investment Officer, Multi-Asset Solutions of Franklin Advisers) has been a manager of the Fund since its inception.  Effective May 1, 2017, Mr. Perks was appointed as Chief Investment Officer of the Multi-Asset Solutions Group. Mr. Perks was a senior vice president and director of Portfolio Management from October 2012 to September 2014. He is lead portfolio manager for Franklin Income Fund and related portfolios, as well as Franklin Balanced Fund. Mr. Perks joined Franklin Templeton Investments in 1992. His prior responsibilities have included equity research across a wide range of industries and lead portfolio manager of convertible securities. He became portfolio manager of Franklin Income Fund in 2002 and Franklin Balanced Fund in 2006.  Mr. Perks holds a B.A. in economics and political science from Yale University. He is a Chartered Financial Analyst ("CFA") Charterholder, a member of the CFA Institute, and the Security Analysts of San Francisco ("SASF").

This Supplement is dated May 17, 2017.

Supplement Dated May 17, 2017
To The Statement of Additional Information
Dated April 24, 2017

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

On page 137, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Sub-Advisers and Portfolio Managers" after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the table for the JNL/DFA U.S. Core Equity Fund and replace with the following, which reflects information as of December 31, 2016:

	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Joseph H. Chi	139	$307,278	58	$13,967	86	$28,879
Jed S. Fogdall	139	$307,278	58	$13,967	86	$28,879
Lukas J. Smart	23	$34,329	1	$84	7	$6,881

This Supplement is dated May 17, 2017.